SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015

Abtech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52762	14-1994102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4110 N. Scottsdale Road, Suite 235 Scottsdale, Arizona 85251
(Address of principal executive offices)

480-874-4000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A to our Current Report dated May 28, 2015 corrects a scrivener’s error. The Current Report incorrectly stated that May 2015 Warrants (defined below) allowed the investors to purchase 2,240,000 shares of the Company’s common stock at an average exercise price of $0.82 per share. The correct exercise price is $0.082 per share.  The Current Report is hereby amended and restated in its entirety.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise indicated in this Form 8-K, references to “we,” “our,” “us,” the “Company,” or the “Registrant” refer to Abtech Holdings, Inc., a Nevada corporation, and, unless the context otherwise requires, its majority owned subsidiary, AbTech Industries, Inc., a Delaware corporation.

Item 1.01	Entry into a Material Definitive Agreement

The disclosures required by this Item 1.01 are contained in Item 2.03 below and are incorporated as if fully restated herein.

Item 2.03	Creation of a Direct Financial Obligation

On May 28, 2015, the Company completed the closing of the $1.4 million sale of secured promissory notes (the “May 2015 Notes”) with detachable warrants (the “May 2015 Warrants”) that was announced in a press release on May 18, 2015. The May 2015 Notes and the May 2015 Warrants were sold to three investors: Golden Properties Ltd., a related party holding other secured promissory notes issued by the Company, Tilly LLC, a private investor, and Upen Bharwada, the Chief Technology Officer of the Company’s subsidiary, AbTech Industries, Inc. The aggregate principal amount of the May 2015 Notes and the proceeds received by the Company from the sale of the May 2015 Notes was $1,400,000. The May 2015 Notes have an interest rate of 7.5% per annum and mature one year from the issue date. Interest due on the May 2015 Notes is payable at maturity. The May 2015 Notes have a security interest in the assets of the Company that is junior to the senior security interest in the amount of $954,000 related to secured notes issued by the Company in 2013 and 2014 and pari passu to the security interest related to secured notes held by a related party investor in the aggregate amount of $7,887,979. The May 2015 Warrants allow the investors to purchase 2,240,000 shares of the Company’s common stock at an average exercise price of $0.082 per share and expire five (5) years after the date of issuance. The Company has the option to extend the maturity date of the May 2015 Notes up to two times by 90 days each. If the first extension option is exercised, the interest rate will increase to 9.5% per annum. If the second extension option is exercised, the interest rate will increase to 11.5% per annum. The number of warrant shares that the note holder will be entitled to under the terms of the May 2015Warrants will be increased by 10% for each extension option exercised by the Company.

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The Company sold the May 2015 Notes and the related May 2015 Warrants in reliance on the registration exemptions afforded under Section 4(a)(2) and Regulation D of the Securities Act of 1933, as amended (“Securities Act”). The Company relied upon representations from the three (3) investors that they were “accredit investors” within the meaning of Rule 501(a) of Regulation D of the Securities Act as the basis for the exemption.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2015 annual meeting of stockholders (the “Annual Meeting”) on May 28, 2015. There were 68,543,002 shares of common stock eligible to be voted at the Annual Meeting and 36,335,475 shares of common stock were represented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. There were two proposals submitted to the Company’s stockholders at the Annual Meeting. Each of the proposals below is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2015. The final results of voting on each of the proposals are as follows:

Proposal 1 — Election of Directors. Each of the following nominees for director were elected to serve a one-year term expiring at the Company’s 2016 annual meeting of stockholders based on the following vote:

Name	Affirmative Votes	Votes Withheld	Broker Non-Votes
Glenn R. Rink	9,131,744	2,396,563	24,807,168
Jonathan Thatcher	9,494,792	2,033,515	24,807,168
William S. Brennan	9,901,237	1,627,070	24,807,168
Olivia H. Farr	9,897,662	1,630,645	24,807,168
David Greenwald	9,887,595	1,640,712	24,807,168
A. Judson Hill	9,895,095	1,633,212	24,807,168
William C. McCartney	9,893,320	1,634,987	24,807,168
Karl Seitz	9,894,095	1,634,212	24,807,168

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Proposal 2 — Ratification of Selection of Independent Registered Public Accounting Firm. Semple, Marchal & Cooper LLP was ratified as our independent registered public accounting firm for the year ending December 31, 2015 based on the following vote:

Affirmative Votes:	32,399,125
Votes Against:	3,119,422
Abstentions:	816,928
Broker Non-Votes:	-

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

On May 28, 2015 the Company held its Annual Meeting of Stockholders at the Company’s offices at 4110 N. Scottsdale Road, Suite 235, Scottsdale, Arizona. Following the adjournment of the meeting, the Company’s President, Glenn R. Rink, made a presentation regarding the status of the Company. A copy of the presentation is furnished herewith as Exhibit 99.1 and is available on the Company’s website at www.abtechindustries.com/investor-info/presentations.

Section 9 – Financial Statement and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1*	The presentation shown to stockholders following the Annual Meeting of Stockholders on May 28, 2015

*Incorporated by reference from the Company's Current Report on Form8-K dated May 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2015

ABTECH HOLDINGS, INC.,
a Nevada corporation

By:	/s/ Glenn R. Rink
Glenn R. Rink
President and Chief Executive Officer

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